Exhibit #24

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2002.




                                                           /s/ Roger G. Ackerman
                                                           ---------------------
                                                             Roger G. Ackerman

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of January, 2002.




                                                              /s/ John W. Loose
                                                              -----------------
                                                                John W. Loose

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2002.




                                                            /s/ John Seely Brown
                                                            --------------------
                                                              John Seely Brown

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of February, 2002.




                                                              /s/ James B. Flaws
                                                              ------------------
                                                                James B. Flaws

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2002.




                                                                /s/ Gordon Gund
                                                                ---------------
                                                                  Gordon Gund

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of February, 2002.




                                                            /s/ John M. Hennessy
                                                            --------------------
                                                              John M. Hennessy

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of January, 2002.




                                                           /s/ James R. Houghton
                                                           ---------------------
                                                             James R. Houghton

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2002.




                                                           /s/ James J. O'Connor
                                                           ---------------------
                                                             James J. O'Connor

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2002.




                                                           /s/ Catherine A. Rein
                                                           ---------------------
                                                             Catherine A. Rein

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2002.




                                                           /s/ Deborah D. Rieman
                                                           ---------------------
                                                             Deborah D. Rieman

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2002.




                                                              /s/ H. Onno Ruding
                                                              ------------------
                                                                H. Onno Ruding

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2002.




                                                        /s/ William D. Smithburg
                                                        ------------------------
                                                          William D. Smithburg

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of January, 2002.




                                                          /s/ Peter F. Volanakis
                                                          ----------------------
                                                            Peter F. Volanakis

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of January, 2002.




                                                            /s/ Wendell P. Weeks
                                                            --------------------
                                                              Wendell P. Weeks

                              CORNING INCORPORATED

                           --------------------------

                                POWER OF ATTORNEY

                           --------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the "Corporation"), does hereby make, constitute and appoint Katherine A. Asbeck, William D. Eggers and James B. Flaws and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), for the fiscal year ended December 31, 2001, or other applicable form, including any and all exhibits, schedules, supplements and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation's 401(k) Plans and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the "SEC"), as required in connection with its registration under the 1934 Act, as amended; and (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the
Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of securities of the Corporation, including, but not limited to, securities to be offered by the Corporation to its employees and employees of certain of its subsidiaries for issuance under the Corporation's Investment Plans and its 1998 Worldwide Employee Share Purchase Plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.


     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2002.




                                                         /s/ Hansel E. Tookes II
                                                         -----------------------
                                                           Hansel E. Tookes II